ADVANCED SERIES TRUST

AST Columbia Adaptive Risk Allocation Portfolio

Supplement dated June 5, 2018 to the

Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Columbia Adaptive Risk Allocation Portfolio (the Portfolio), the Prospectus (Prospectus) and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Alexander Wilkinson, CFA, CAIA will replace Jeffrey Knight, CFA as a Portfolio Manager for the Portfolio. Joshua Kutin, CFA will continue to serve as a portfolio manager for the Portfolio.

To reflect these changes, the Trust’s Prospectus and SAI, and the Portfolio’s Summary Prospectus are hereby revised as follows:

I.	All references and information pertaining to Jeffrey Knight, CFA is hereby deleted.

II.	The table in the section of the Prospectus relating to the Portfolio entitled “Summary: AST Columbia Adaptive Risk Allocation Portfolio- Management of the Portfolio” and the section of the Summary Prospectus entitled “Management of the Portfolio” are hereby revised by deleting the information regarding Jeffrey Knight and adding the following information with respect to Alexander Wilkinson:

Subadviser	Portfolio Managers	Title	Service Date
Columbia Management Investment Advisers, LLC	Alexander Wilkinson, CFA, CAIA	Portfolio Manager	June 2018

III.	The following hereby replaces the first sentence in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Columbia Adaptive Risk Allocation Portfolio”:

The portfolio managers from Columbia that have primary responsibility for managing the Portfolio are Joshua Kutin, CFA and Alexander Wilkinson, CFA, CAIA. Biographies for Messrs. Kutin and Wilkinson are provided below.

IV.	The following is hereby added to the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Columbia Adaptive Risk Allocation Portfolio”:

Alexander Wilkinson is a portfolio manager for the Global Asset Allocation Team at Columbia Threadneedle Investments. Mr. Wilkinson joined one of the Columbia Threadneedle Investments firms in 2006 and has been a member of the investment community since then. Prior to joining the Global Asset Allocation Team, he held positions as a senior analyst on the Performance Measurement Team, and as an intermediate analyst with the quantitative strategies group. Mr. Wilkinson received a B.A. in economics from the University of Massachusetts at Amherst. In addition, he holds the Chartered Financial Analyst® and Chartered Alternative Investment Analyst designations.

V.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by deleting in its entirety the information regarding Jeffrey Knight and adding the following information with respect to the Portfolio:

Adviser/Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
Columbia Management Investment Advisers, LLC	Alexander Wilkinson, CFA, CAIA	9/$383.26 million	0/$0	1/$0.008 million	None

* Information is as of April 30, 2018.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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